EMPOWER FUNDS, INC.
Empower Emerging Markets Equity Fund
Institutional Class Ticker: MXENX
Investor Class Ticker: MXEOX
(the “Fund”)
Supplement dated May 24, 2023 to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) for the Fund, each dated April 28, 2023, as supplemented
Lazard Asset Management LLC (“Lazard”) and UBS Asset Management (Americas) Inc. (“UBS AM”) currently serve as sub-advisers to the Fund. At a meeting held on April 20, 2023, the Board of Directors of Empower Funds, Inc. (“Empower Funds”), including a majority of its directors who are not “interested persons” of Empower Funds (as that term is defined in the Investment Company Act of 1940, as amended), approved removing UBS AM as a sub-adviser to the Fund and hiring Goldman Sachs Asset Management, L.P. (“GSAM”) as a sub-adviser to the Fund effective on or about June 1, 2023 (the “Effective Date”).
On the Effective Date the following changes are made to the Prospectus, Summary Prospectus, and SAI, as applicable:
All references to UBS AM in the Prospectus, Summary Prospectus and SAI are hereby removed.
Under the header “Fund Summary,” the section entitled “Principal Investment Strategies” of the Prospectus and Summary Prospectus is hereby deleted in its entirety and replaced with the following:
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities issued by emerging markets companies. The Fund considers emerging markets companies to be those companies that are economically tied to emerging markets countries. The Fund may consider classifications by the World Bank, the International Finance Corporation, the United Nations (and its agencies) or the MSCI Emerging Markets Index in determining whether a country is emerging or developed.
The Fund may have significant investments in a particular country, a small number of countries, or a particular geographic region. The Fund may have exposure to non-U.S. stocks across any market capitalization and style and the Fund’s exposure will vary from time to time across sectors.
The Fund invests primarily in common stock but may also invest in depositary receipts including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”).
The Fund may invest in derivatives, including but not limited to spot and forward foreign exchange transactions.
Empower Capital Management, LLC (“ECM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Empower Funds (the “Board”), selects the Fund’s sub-advisers and monitors their performance on an ongoing basis.
The Fund’s investment portfolio is managed by two sub-advisers: Goldman Sachs Asset Management, L.P. (“GSAM”) and Lazard Asset Management LLC (“Lazard”) (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”).
GSAM selects investments using a strong valuation discipline to purchase what GSAM believes are well-positioned, cash-generating businesses run by shareholder-oriented management teams. GSAM employs a fundamental investment process that may integrate environmental, social and governance (“ESG”) factors alongside traditional fundamental factors. No one factor or consideration is determinative in the stock selection process.
Lazard invests in a broadly diversified portfolio of emerging market equity securities using a quantitative stock selection process.
ECM maintains a strategic asset allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 40%

allocation of the Fund’s assets to GSAM and a 60% allocation of the Fund’s assets to Lazard. Notwithstanding these target allocations, ECM may change the asset allocations at any time and without shareholder notice or approval.
Under the header “Fund Summary,” in the section entitled “Principal Investment Risks” of the Prospectus and Summary Prospectus, the following risk is being added:
Environmental, Social and Governance Considerations Risk - The Fund’s portfolio selection strategy is not solely based on ESG considerations, and therefore the issuers in which the Fund invests may not be considered ESG-focused companies. Consideration of ESG factors may affect the Fund’s exposure to certain issuers or industries and may not work as intended. While ESG considerations may have the potential to contribute to the Fund’s long-term performance, there is no guarantee that such results will be achieved.
Under the header “Fund Summary,” the section entitled “Sub-Advisers” of the Prospectus and Summary Prospectus is hereby deleted in its entirety and replaced with the following:
Sub-Advisers
GSAM and Lazard
Under the header “Fund Summary,” the section entitled “Portfolio Managers” of the Prospectus and Summary Prospectus is hereby deleted in its entirety and replaced with the following:
Portfolio Managers
Name	Title	Portfolio Manager of the Fund Since
GSAM
Basak Yavuz	Managing Director, Co-Portfolio Manager	2023
Hiren Dasani, CFA	Managing Director, Co-Portfolio Manager	2023
Lazard
Paul Moghtader, CFA	Managing Director, Portfolio Manager/Analyst	2018
Taras Ivanenko, PhD, CFA	Director, Portfolio Manager/Analyst	2018
Ciprian Marin	Director, Portfolio Manager/Analyst	2018
Craig Scholl, CFA	Director, Portfolio Manager/Analyst	2018
Susanne Willumsen	Managing Director, Portfolio Manager/Analyst	2018
Under the header “More Information about the Fund,” the section entitled “Principal Investment Strategies” of the Prospectus is hereby deleted in its entirety and replaced with the following:
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities issued by emerging markets companies. The Fund considers emerging markets companies to be those companies that are economically tied to emerging markets countries. In determining whether a company is economically tied to an emerging markets country, the Fund will consider whether (1) the company is organized under the laws of or domiciled in an emerging markets country or maintains its principal place of business in an emerging markets country; (2) the securities of such company are traded principally in emerging markets countries; (3) during the most recent fiscal year of the company, the company derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in emerging markets countries; (4) the company maintains at least 50% of its assets in emerging markets countries; or (5) the company is otherwise determined to be economically tied to an emerging markets country by the Sub-Advisers in their discretion. For example, the Sub-Advisers may use the classifications assigned by third parties, including a company’s “country of risk” as determined by Bloomberg or the classifications assigned to a company by the Fund’s benchmark index provider. These classifications are generally based on a number of criteria, including a company’s country of domicile, the primary stock exchange on which a company’s securities trade, the location from which the majority of a company’s revenue is derived, and a company’s reporting currency. Although the Sub-Advisers may rely on these classifications, they are not required to do so.
The Fund may consider classifications by the World Bank, the International Finance Corporation, the United Nations (and its agencies) or the MSCI Emerging Markets Index in determining whether a country is emerging or developed. Emerging markets countries are generally located in Africa, Asia, the Middle East, Central and Eastern Europe, and Central and South America.
The Fund may have significant investments in a particular country, a small number of countries, or a particular geographic region. The Fund may have exposure to non-U.S. stocks across any market capitalization and style and the Fund’s exposure will vary from time to time across sectors.
The Fund invests primarily in common stock but may also invest in depositary receipts. Common stock is a type of equity security that represents partial ownership in a company and entitles stockholders to share in the company’s profits (or losses). Common stock typically entitles stockholders to vote on important company matters and receive dividends, if any.
Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository” and are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are typically issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis.
The Fund may invest in derivatives, including but not limited to spot and forward foreign exchange transactions. Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivatives contract, it would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.
•A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific security, currency or other instrument for an agreed price at a future date. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges.
ECM, subject to the approval of the Board, selects the Fund’s Sub-Advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by GSAM and Lazard. ECM maintains a strategic asset allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 40% allocation of the Fund’s assets to GSAM and a 60% allocation of the Fund’s assets to Lazard. Notwithstanding these target allocations, ECM may change the asset allocations at any time and without shareholder notice or approval.
The Fund’s investment objective and principal investment strategies are non-fundamental and can be changed by the Board without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change in its 80% policy described above.
How the Sub-Advisers Select Investments
Each Sub-Adviser independently conducts its own research, analysis, security selection and portfolio construction for the assets it manages.
Under normal circumstances, GSAM maintains investments in at least six emerging markets countries. GSAM selects investments using a strong valuation discipline to purchase what GSAM believes are well-positioned, cash-generating businesses run by shareholder-oriented management teams. Allocation of investments is determined by GSAM’s assessment of a company’s upside potential and downside risk, how attractive it appears relative to other holdings, and how the addition will impact sector and industry weightings. The largest weightings are given to companies GSAM believes have the most upside return potential relative to their contribution to overall portfolio risk. GSAM employs a fundamental investment process that may integrate ESG factors alongside traditional fundamental factors. No one factor or consideration is determinative in the stock selection process.
Lazard invests in a broadly diversified portfolio of emerging market equity securities using a quantitative stock selection process. The active, quantitative approach utilized by Lazard involves initial screening, risk assessment and evaluation of each company relative to its global peers. Lazard uses an objective, systematic investment process that blends both risk and stock ranking assessments designed to capture attractive risk-to-return characteristics. In addition to a multi-dimensional assessment of risk, each company is evaluated daily according to a series of independent, proprietary measures, including projected growth, relative valuation, market sentiment and financial quality. Trades are made when a stock’s expected return net of transaction costs is sufficiently greater than an existing holding to warrant the trade. In constructing its portfolio, Lazard carefully manages risk exposures to avoid macro-economic bets and unintended exposures to capitalization, currency, systematic risk (beta) and dividend yield relative to the benchmark index. The portion of the Fund managed by Lazard typically will hold between 125-225 securities and is well diversified by industry, sector, region and country approximately in proportion to the benchmark index.
Under the header “More Information About the Fund,” in the section entitled “Principal Investment Risks” of the Prospectus, the following risk is being added:
Environmental, Social and Governance Considerations Risk - The Fund’s portfolio selection strategy is not solely based on ESG considerations, and therefore the issuers in which the Fund invests may not be considered ESG-focused companies. Consideration of ESG factors may affect the Fund’s exposure to certain issuers or industries and may not work as intended. The application of ESG criteria may result in the Fund (1) having exposure to certain securities or industry sectors that are significantly different than the composition of the Fund's benchmark index; and (2) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Fund's benchmark index. In addition, ESG considerations assessed as part of the Fund’s investment process may vary across types of eligible investments and issuers, and not every ESG factor may be identified or evaluated for every investment. While ESG considerations may have the potential to contribute to the Fund’s long-term performance, there is no guarantee that such results will be achieved.
Under the header “Management and Organization,” in the section entitled “Sub-Advisers” of the Prospectus, the following is hereby incorporated:
GSAM, a Delaware limited partnership with its principal business address at 200 West Street, New York, New York 10282, is registered as an investment adviser pursuant to the Advisers Act. GSAM is an indirect wholly-owned subsidiary of The Goldman Sachs Group, Inc., and an affiliate of Goldman Sachs & Co. LLC.
•Basak Yavuz, Managing Director, Co-Portfolio Manager, has served as portfolio manager of the Fund since 2023 and joined GSAM in 2011.
•Hiren Dasani, CFA, Managing Director, Co-Portfolio Manager, has served as portfolio manager of the Fund since 2023 and joined GSAM in 2007.
In the section entitled “Portfolio Managers,” following “GOLDMAN SACHS ASSET MANAGEMENT, L.P.” of the SAI, the first two paragraphs are hereby deleted in their entirety and replaced with the following:
Goldman Sachs Asset Management, L.P. (“GSAM”) serves as a Sub-Adviser to the Empower Core Bond and Empower Emerging Markets Equity Funds and is the Sub-Adviser to the Empower Inflation-Protected Securities and Empower Mid Cap Value Funds pursuant to a Sub-Advisory Agreement among the Funds, ECM and GSAM dated December 5, 2013, as amended. GSAM, a Delaware limited partnership with its principal business address at 200 West Street, New York, New York 10282, is registered as an investment adviser pursuant to the Advisers Act. GSAM is an indirect wholly-owned subsidiary of The Goldman Sachs Group, Inc., and an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”).
ECM is responsible for compensating GSAM, which receives monthly compensation for its services at the annual rates set forth below on net assets for each Fund:
•0.14% on the first $100 million of assets, 0.11% on the Fund’s next $150 million of assets, and 0.10% thereafter on the portion of the Empower Core Bond Fund GSAM manages;
•0.49% of the average daily net asset value on the Fund’s first $100 million of assets, 0.47% on the Fund’s next $100 million of assets, 0.45% on the Fund’s next $100 million of assets, and 0.44% thereafter on the portion of the Empower Emerging Markets Equity Fund GSAM manages;
•0.12% of the average daily net asset value on the Fund’s first $100 million of assets, 0.09% on the Fund’s next $400 million of assets, and 0.08% thereafter for the Empower Inflation-Protected Securities Fund; and
•0.38% of the average daily net asset value on the Fund's first $100 million of assets, 0.34% on the Fund’s next $600 million of assets, and 0.30% thereafter for the Empower Mid Cap Value Fund.

Under the “Other Accounts Managed” sub-section of the “GOLDMAN SACHS ASSET MANAGEMENT, L.P.” section of the SAI, the following is hereby incorporated:
The following table provides information regarding registered investment companies other than the Empower Emerging Markets Equity Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of March 31, 2023.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager*	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Basak Yavuz	4	$3,191	6	$5,931	12	$1,715	0	$0	2	$1,300	1	$818
Hiren Dasani, CFA	4	$3,191	7	$7,681	14	$1,955	0	$0	3	$1,355	1	$818
* Ms. Yavuz and Mr. Dasani were added as portfolio managers of the Fund on June 1, 2023.
The “Ownership of Securities” sub-section of the “GOLDMAN SACHS ASSET MANAGEMENT, L.P.” section of the SAI is hereby deleted in its entirety and replaced with the following:
Ownership of Securities
The portfolio managers did not own any shares of the Funds as of June 1, 2023.
This Supplement must be accompanied by or read in conjunction with the current Prospectus, Summary Prospectus and SAI for the Fund, each dated April 28, 2023, as supplemented.
Please keep this Supplement for future reference.